COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 15:-	COMMITMENTS AND CONTINGENCIES

a.	Royalties:

1.
In June 2004, the Company entered into an agreement effective from December 1, 2003 until December 1, 2021, for using the know-how of Tensor Technologies LLC ("Tensor"). For the usage of the know-how, the Company is obligated to pay royalties, at a rate of 4.5%, on sales of certain products to its distributors and subsidiaries.

 Royalty expenses amounted to $660, $1,163 and $525 for the years ended December 31, 2013, 2012 and 2011, respectively, were recorded as part of cost of revenues.

2.
In August 2005, Candela entered into an agreement with the Regents of the University of California ("Regents") for exclusive license rights to the Dynamic Cooling Device ("DCD"), subject to certain limited license rights of CoolTouch, Inc. ("Cool Touch"), in the following fields of use: procedures that involve skin resurfacing and rejuvenation, vascular skin lesions, and laser hair removal. CoolTouch, a subsidiary of New Star Technology, Inc., obtained a license to the DCD on a co-exclusive basis with the Company, in certain narrower fields of use.

Candela's agreement with the Regents called for an annual license fee, for calendar years up to 2015 of $300. The multi-year annual fee of $300 was paid to the Regents in a lump sum of $3,000 and is being amortized over the remaining life of the patent agreement, which as of December 31, 2013 was approximately one and a half years. As of December 31, 2013 and 2012, the unamortized portion of the license fee payment was reflected as follows: $ 300 is included in other receivables for both years and $150 and $450 are included in long-term assets, respectively.

In addition, Candela's agreement with the Regents called for a minimum annual royalty obligation of $500. Candela's royalty obligation was 3% up to a certain level ("Net Sale Rate") of net sales and 2% above the Net Sale Rate. On June 30, 2011 Candela signed on an amendment to the license agreementeffective July 1, 2011, that increased the minimum annual royalty obligation to $750 beginning in the calendar year 2012. According to the amendment the Net Sale Rate was increased.

Royalty expenses and license fees were amounted to $2,473, $2,683 and $2,529 for the years ended December 31, 2013, 2012 and 2011, respectively. The royalty and the amortization of the annual license fee payment are recorded as part of cost of revenues.

3.
On September 16, 2011, Syneron Inc., Candela, and Syneron Medical Ltd. entered into a comprehensive settlement agreement with Palomar and Massachusetts General Hospital ending a patent disputes on mutually agreeable terms. According to the agreement, Palomar granted Syneron Inc. and its affiliates (including Syneron Medical Ltd. and Candela) a non-exclusive, royalty bearing license in the U.S. to Patents for consumer home-use lamp- based hair removal products. The Company will pay royalties to Palomar on sales of such products in the U.S. as follows: a 5% royalty up to a certain level of cumulative sales, then 6.5% up to another level of cumulative sales, and 7.5% on all cumulative sales thereafter. In addition, Palomar received a royalty-free license to certain Syneron Medical Ltd. and Candela patents.  As of December 31, 2013 the Company paid approximately $147 in regard to the Palomar royalties.

b.	Leases:

The Company leases several facilities and automobiles under non-cancelable lease agreements. The facility leases can be adjusted for increases in maintenance and insurance costs above specified levels. In addition, certain facility leases contain escalation provisions based on certain inflationary indices. These operating leases expire in various years through fiscal year 2018. These leases may be renewed for periods ranging from one to five years.

The future minimum lease commitments of the Company under various non-cancelable operating lease agreements as of December 31, 2013, are as follows:

Year ended December 31,

2014	4,475
2015	3,465
2016	2,615
2017	489
2018	122

$11,166

Rent expenses amounted to $3,611, $ 3,195 and $ 2,968 for the years ended December 31, 2013, 2012 and 2011, respectively.

c.	Legal claims:

1.
On December 23, 2008, the Company received a letter from Tensor Technologies LLC (Tensor) claiming that the Company was in breach of its royalty payment obligations to Tensor pursuant to a License Agreement between the Company and Tensor. On February 19, 2009, the Company sent a letter to Tensor denying Tensor's claims and denying any royalty payment obligations to Tensor whatsoever. The Company submitted the matter for arbitration and commenced the arbitration process. On May 5, 2011, the arbitrator issued a decision accepting most of Tensor's claims and denying most of the Company's counterclaims. The arbitrator appointed an expert accountant to examine the royalties to be paid to Tensor under the terms of the agreement. On April 8, 2012, the arbitrator ruled that the Company must pay Tensor a sum of $2.1 million plus interest. On September 13, 2012, the arbitrator's ruling was approved by the District Court of Haifa, and the Company subsequently paid Tensor.

2.
An action against Syneron, Inc. was commenced in New York state court on October 25, 2010 by a plaintiff related to alleged injury received while undergoing a procedure performed in January 2009 with a Triniti E-Max machine. Plaintiff alleged negligent misrepresentation, negligence, and product liability with respect to Syneron, Inc. and the "Triniti E-Max-Laser/facial laser treatment" and sought $2 million in damages. In March 2014, the parties agreed to settle the matter in a the total amount of $430, of which $154 is to be paid in full by Syneron's insurer, and certain medical provider co-defendants are responsible for paying the remainder.

3.
On August 15, 2010, a former sales representative sued the Company in Israel for breach of employment agreement with the Company and demanded $1.5 million (NIS 5.7 million). The Company filed its statement of defense rejecting the plaintiff's allegations in their entirety. After an initial preliminary hearing, the plaintiff subsequently filed an amended complaint pursuant to the court's order demanding $1.3 million (NIS 4.8 million). Following the second preliminary hearing, the plaintiff consented to limit the claim to NIS 3 million. An evidentiary hearing was held in May 27, 2013 at which the court rejected plaintiff's request to summon current and former employees of the Company.  Plaintiff appealed the court's decision to the National Labor Court. On July 18, 2013, the Company filed its response to the appeal and currently awaits the National Labor Court's decision with respect to the appeal.  The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

4.
On January 5, 2011, Mr. Avner Lior submitted an action for declaratory relief and a mandatory injunction in Haifa District Court to void a share purchase agreement between the plaintiff and the Company dated October 23, 2003 and to recover the shares he sold to the Company pursuant to that agreement. After various court proceedings and attempted mediation, the court dismissed all of the plaintiff's claims on July 8, 2013.

5.
In November 2011, Estetitek S. de R.L. de C.V. (Estetitek), a Mexican distributor, filed a complaint with the arbitrator in Israel according to an arbitration clause in the distribution agreement entered into between the parties in 2006. Estetitek argues that Syneron breached the distribution agreement when it decided to cease selling products to Estetitek. Estetitek asks for compensation for the loss of profit caused to it by the failure to fulfill the distribution agreement in the amount of $1.7 million, and compensation for the damage to its reputation in the amount of $0.5 million. The case is currently in the post-discovery phase. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

6.
On December 31, 2013, Syneron Medical Ltd. and its former subsidiary, Syneron Beauty Ltd.  (which following a joint venture with Unilever Ventures is now a subsidiary of Iluminage Beauty), received a copy of a petition filed with the Central District Court in Israel to approve the filing of a class action suit against Syneron Medical Ltd. and Syneron Beauty Ltd. (the "Respondents").  The Petitioner claims that the Respondents violated article 2 of the Consumer Protection Act resulting from misleading advertising regarding the Syneron Beauty mē hair removal device. The Petitioner claims that she suffered monetary damages as a result of relying on misleading representations by Respondents.  In addition, the Peititioner claims injury to bodily autonomy and integrity.  The Petitioner claims to represent the class of consumers that purchased the mē hair removal device and is seeking damages for the group in the amount of NIS 27.5 million.  The Company intends to vigorously defend itself in this matter. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

7.
From time to time, the Company is party to various legal proceedings incidental to its business. The Company has accrued a total amount of $565 which it deems sufficient to cover probable losses from legal proceedings and threatened litigation.  The Company is unable to determine the likelihood of loss or range of loss for each matter described above. During the year ended December 31, 2013 the Company settled various legal claims and paid an amount of approximately $387.